UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2002

IFX CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-15187 (Commission file number)	36-3399452 (I.R.S. Employer Identification No.)

IFX Corporation
15050 NW 79th Court
Miami Lakes, Florida 33016
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

(305) 512-1100
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On December 10, 2002, the Registrant issued a news release reporting that it received a notice of Nasdaq delisting. A copy of the news release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

Exhibit Number.	Description of Exhibit
99.1	IFX Corp. News Release dated December 10, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IFX Corporation

By:	/s/ Joel Eidelstein
Joel Eidelstein, President

Date:  December 10, 2002

IFX CORPORATION

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News Release dated December 10, 2002